UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 12, 2017

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)
Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
6100 North Western Avenue, Oklahoma City, Oklahoma		73118
(Address of principal executive offices)		(Zip Code)
(405) 848-8000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.03 Creation of a Direct Financial Obligation.

On October 12, 2017, Chesapeake Energy Corporation (the “Company”) and certain subsidiary guarantors named therein (collectively, the “Guarantors”) issued $300,000,000 aggregate principal amount of 8.00% Senior Notes due 2025 (the “2025 Notes”) and $550,000,000 aggregate principal amount of 8.00% Senior Notes due 2027 (the “2027 Notes” and, together with the 2025 Notes, the “Notes”) in a private placement (the “Private Placement”) conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). The 2025 Notes were issued pursuant to an Indenture, dated as of April 24, 2014 (the “Base Indenture”), as supplemented by the Sixth Supplemental Indenture, dated as of December 20, 2016 (together with the Base Indenture, the “2025 Notes Indenture”), each among the Company, the Guarantors and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), as an additional issuance of the Company’s outstanding 8.00% Senior Notes due 2025, which the Company issued in December 2016 in an original aggregate principal amount of $1,000,000,000. The 2027 Notes were issued pursuant to the Base Indenture, as supplemented by the Seventh Supplemental Indenture, dated as of June 6, 2017, among the Company, the Guarantors and the Trustee (together with the Base Indenture, the “2027 Notes Indenture”), as an additional issuance of the Company’s outstanding 8.00% Senior Notes due 2027, which the Company issued in June 2017 in an original aggregate principal amount of $750,000,000.

A summary of the material terms of the 2025 Notes and the 2025 Notes Indenture is included in the Company’s Current Report on Form 8-K filed on December 20, 2016, which summary is qualified in its entirety by reference to the full text of the 2025 Notes Indenture filed as Exhibits 4.1 and 4.2 hereto. A summary of the material terms of the 2027 Notes and the 2027 Notes Indenture is included in the Company’s Current Report on Form 8-K filed on June 7, 2017, which summary is qualified in its entirety by reference to the full text of the 2027 Notes Indenture filed as Exhibits 4.1 and 4.3 hereto.

In connection with the issuance of the Notes, the Company and Morgan Stanley & Co. LLC, for itself and on behalf of the several initial purchasers of the Notes, entered into one Registration Rights Agreement with respect to the 2025 Notes, and one Registration Rights Agreement with respect to the 2027 Notes, each dated as of October 12, 2017 (together, the “Registration Rights Agreements”), which will give holders of the Notes certain exchange and registration rights with respect to the Notes. Pursuant to the Registration Rights Agreements, the Company and the Guarantors have agreed to use commercially reasonable efforts to file exchange offer registration statements with the Securities and Exchange Commission and to have the registration statements declared effective and to complete the exchange offers on or prior to June 13, 2018, with respect to the 2025 Notes, and November 28, 2018, with respect to the 2027 Notes. Further, under certain circumstances, in lieu of, or in addition to, registered exchange offers, the Company and the Guarantors are required to use commercially reasonable efforts to cause to become effective shelf registration statements relating to the resale of the Notes. The Company and the Guarantors are required to pay additional interest if they fail to comply with their obligations to register the Notes within the specified time periods.

The foregoing description of the Registration Rights Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreements, copies of which are filed as Exhibits 4.4 and 4.5 hereto.

Item 7.01 Regulation FD Disclosure.

As a result of the consummation of the Private Placement, the financing condition described in the Offer to Purchase dated September 27, 2017 and related Letter of Transmittal with respect to the Company’s cash tender offers was satisfied on October 12, 2017.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

4.1
Indenture dated as of April 24, 2014, among Chesapeake Energy Corporation, the subsidiary guarantors named therein and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K (SEC File No. 001-13726) filed on April 29, 2014).

4.2
Sixth Supplemental Indenture dated as of December 20, 2016 to Indenture dated as of April 24, 2014 with respect to 8.00% Senior Notes due 2025 (incorporated by reference to Exhibit 4.2 to the Company’s Form 8-K (SEC File No. 001-13726) filed on December 20, 2016).

4.3
Seventh Supplemental Indenture dated as of June 6, 2017 to Indenture dated as of April 24, 2014 with respect to 8.00% Senior Notes due 2027 (incorporated by reference to Exhibit 4.2 to the Company’s Form 8-K (SEC File No. 001-13726) filed on June 7, 2017).

4.4
Registration Rights Agreement, dated as of October 12, 2017, among Chesapeake Energy Corporation, the subsidiary guarantors named therein and Morgan Stanley & Co. LLC with respect to 8.00% Senior Notes due 2025.

4.5
Registration Rights Agreement, dated as of October 12, 2017, among Chesapeake Energy Corporation, the subsidiary guarantors named therein and Morgan Stanley & Co. LLC with respect to 8.00% Senior Notes due 2027.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ JAMES R. WEBB
James R. Webb
Executive Vice President - General Counsel and Corporate Secretary
Date: October 12, 2017

EXHIBIT INDEX

Exhibit No.	Document Description

4.1
Indenture dated as of April 24, 2014, among Chesapeake Energy Corporation, the subsidiary guarantors named therein and Deutsche Bank Trust Company Americas, as trustee (incorporated by reference to Exhibit 4.1 to the Company’s Form 8-K (SEC File No. 001-13726) filed on April 29, 2014).

4.2
Sixth Supplemental Indenture dated as of December 20, 2016 to Indenture dated as of April 24, 2014 with respect to 8.00% Senior Notes due 2025 (incorporated by reference to Exhibit 4.2 to the Company’s Form 8-K (SEC File No. 001-13726) filed on December 20, 2016).

4.3
Seventh Supplemental Indenture dated as of June 6, 2017 to Indenture dated as of April 24, 2014 with respect to 8.00% Senior Notes due 2027 (incorporated by reference to Exhibit 4.2 to the Company’s Form 8-K (SEC File No. 001-13726) filed on June 7, 2017).

4.4
Registration Rights Agreement, dated as of October 12, 2017, among Chesapeake Energy Corporation, the subsidiary guarantors named therein and Morgan Stanley & Co. LLC with respect to 8.00% Senior Notes due 2025.

4.5
Registration Rights Agreement, dated as of October 12, 2017, among Chesapeake Energy Corporation, the subsidiary guarantors named therein and Morgan Stanley & Co. LLC with respect to 8.00% Senior Notes due 2027.